UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2013
____________________

Cameron International Corporation
(Exact name of registrant as specified in charter)

Delaware	1-13884	76-0451843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas (Address of principal executive offices and Zip Code)	77027 (Zip Code)

Registrant’s telephone number, including area code:  (713) 513-3300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

As previously disclosed, on November 14, 2012, Cameron International Corporation, a Delaware corporation (“Cameron”), entered into a definitive Master Formation Agreement (the “MFA”) by and among Cameron, Schlumberger Limited, a Curaçao corporation (“Schlumberger”), and certain subsidiaries of Schlumberger.

On June 30, 2013, Cameron, Schlumberger and certain subsidiaries of Schlumberger entered into an Amended and Restated Master Formation Agreement (the “Amended and Restated MFA”), which effected certain amendments to the MFA.  On the same date, Cameron and Schulmberger consummated the transactions contemplated by the Amended and Restated MFA.  Under the terms of the Amended and Restated MFA, Cameron and Schlumberger created OneSubseaTM, a joint venture to manufacture and develop products, systems and services for the subsea oil and gas market.  In addition, certain of Schlumberger’s subsidiaries paid an aggregate of $600 million to Cameron and its subsidiaries.  The joint venture is owned 60% by Cameron and 40% by Schlumberger.  On the same date, Cameron, Schlumberger and certain of their respective subsidiaries also entered into a shareholders’ agreement (the “Shareholders’ Agreement”).  Under the terms of the Shareholders’ Agreement, the governance of the joint venture is overseen by an executive committee comprised of three representatives appointed by Cameron and two representatives appointed by Schlumberger.

The foregoing description of the Amended and Restated MFA and the Shareholders’ Agreement do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated MFA and the Shareholders’ Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

           (d)        Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Master Formation Agreement, dated as of June 30, 2013, by and among Cameron International Corporation, Schlumberger Limited and certain subsidiaries of Schlumberger Limited.

2.2	Shareholders’ Agreement, dated as of June 30, 2013, by and among Cameron International Corporation, Schlumberger Limited and certain of their respective subsidiaries.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2013	CAMERON INTERNATIONAL CORPORATION

	By:	/s/ Grace B. Holmes
Name: Grace B. Holmes
Title: Vice President, Corporate Secretary & Chief Governance Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Master Formation Agreement, dated as of June 30, 2013, by and among Cameron International Corporation, Schlumberger Limited and certain subsidiaries of Schlumberger Limited.

2.2	Shareholders’ Agreement, dated as of June 30, 2013, by and among Cameron International Corporation, Schlumberger Limited and certain of their respective subsidiaries.